Exhibit 10.10

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF 1 2

2. AMENDMENT/MODIFICATION NO. 026	3. EFFECTIVE DATE 09/29/2014	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	5ASNET	7. ADMINISTERED BY (If other than Item 6)	CODE	5ASNET
ALAINA EARL Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW Room 1P 650 Washington DC 20260-0650 (202) 268-6580		Air Transportation CMC Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) FEDERAL EXPRESS CORPORATION 3610 HACKS CROSS ROAD MEMPHIS, TN 38125-8800		(x)	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		x	10A. MODIFICATION OF CONTRACT/ORDER NO. ACN-13-FX
10B. DATED (SEE ITEM 13) 04/23/2013
SUPPLIER CODE 000389122	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning                     copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required.) See Schedule	Net Decrease: [*]

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(x)	A.	THIS CHANGE BY CLAUSE IS ISSUED PURSUANT TO: (Specify clause) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. Monthly Fuel Adjustment
☒
☐	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14.
☐	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐	D.	OTHER (such as no cost change/cancellation, termination, etc.) (Specify type of modification and authority): THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

In accordance with contract ACN-13-FX and the “Fuel Adjustment” section, the following Line Haul Rate (fuel) for the Day Network as set out in Attachment 10 is modified for performance during the period of September 29, 2014 to October 26, 2014 (Operating Period 13) as follows:

From:

[*] per cubic foot

To:

Continued...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Paul J. Herron, Vice President	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Brian McKain

15B. CONTRACTOR/OFFEROR /s/ PAUL J. HERRON (Signature of person authorized to sign)	15C. DATE SIGNED 10-27-2014	16B. CONTRACT AUTHORITY /s/ Brian McKain (Signature of Contracting Officer)	16C. DATE SIGNED 11/4/14

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONTINUATION SHEET	REQUISITION NO.	PAGE OF 2 2

CONTRACT/ORDER NO. ACN-13-FX/026	AWARD/ EFFECTIVE DATE 09/29/2014	MASTER/AGENCY CONTRACT NO.	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO.	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
00001

[*] per cubic foot

This is an increase of [*].

[*]

Sub Rept Req’d: Y Carrier Code: FX Route Termini

S: Various Route Termini End: Various Payment

Terms: SEE CONTRACT

Delivery: 09/29/2014

Discount Terms:

See Schedule

Accounting Info:

BFN: 670167

FOB: Destination

Period of Performance: 09/29/2014 to 9/30/2020

Change Item 00001 to read as follows:

Day Network

Account Number: 53503

[*]

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.